                                                                       EXHIBIT 5

KEMPER INVESTORS LIFE INSURANCE COMPANY                                                                    [ZURICH KEMPER LIFE LOGO]
One Kemper Drive, T-1, Long Grove, Illinois 60049
APPLICATION FOR FIXED AND VARIABLE ANNUITY                                                       Name of Plan:  KEMPER ADVANTAGE III
====================================================================================================================================
1. ANNUITANT INFORMATION
Name of Annuitant                                                    Name of Annuitant (if any)
                 -------------------------------------------------                             -------------------------------------
Address                                                              Address
       -----------------------------------------------------------          --------------------------------------------------------
City                                   State            Zip          City                                State             Zip
    ----------------------------------       -----------   -------        -------------------------------     ------------    ------
Daytime Phone (        )                                             Daytime Phone (       )
              ----------------------------------------------------                 -------------------------------------------------
/ / Male   / / Female   SS#                                          / / Male   / / Female   SS#
                            --------------------------------------                              ------------------------------------
Date of Birth                                                        Date of Birth
             -----------------------------------------------------                --------------------------------------------------
====================================================================================================================================
2. OWNER INFORMATION Please complete this section only if Owner(s) is other than proposed Annuitant(s)
Name of Owner                                                        Name of Joint Owner (if any)
             -----------------------------------------------------                               -----------------------------------
Address                                                              Address
       -----------------------------------------------------------          --------------------------------------------------------
City                                  State            Zip           City                                  State         Zip
    ----------------------------------     -----------    --------       ----------------------------------     ---------   --------
Daytime Phone  (     )                                               Daytime Phone (       )
               ---------------------------------------------------                 -------------------------------------------------
/ / Male   / / Female   SS#                                          / / Male   / / Female   SS#
                           ---------------------------------------                              ------------------------------------
Date of Birth                                                        Date of Birth
             ----------------------------------------------------                 --------------------------------------------------
====================================================================================================================================
3. IF YOU SELECT JOINT OWNERSHIP, DO YOU ALSO CHOOSE TO HAVE THE SURVIVING JOINT OWNER AS THE PRIMARY BENEFICIARY UPON THE DEATH
OF A JOINT OWNER?  (If yes, please complete contingent beneficiary section only.)     / / Yes    / / No
====================================================================================================================================
4. BENEFICIARY INFORMATION Please show % each is to receive (to list more beneficiaries, use Section 11).

                                 Full Name                          %                            Relationship to Annuitant
Primary
        ----------------------------------------------------------------------------------------------------------------------------
Contingent
          --------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
5. INITIAL PURCHASE PAYMENT $                                        Planned Subsequent payments $
                             ------------------------------------                                 ----------------------------------
Planned subsequent payments will be allocated as shown below unless directed otherwise in Section 11.
Total Asset Allocation must equal 100%:
INVESTMENT OPTIONS:
KEMPER INVESTORS LIFE INSURANCE COMPANY              LEXINGTON                              FIDELITY
      % Fixed Account                                      % Natural Resources                    % Index 500
-----                                                -----                                  -----
                                                           % Emerging Markets                     % Growth
KEMPER INVESTORS FUND                                -----                                  -----
                                                                                                  % Contrafund
      % Small Cap Growth                                                                    -----
-----                                                JANUS ASPEN SERIES                           % Equity-Income
      % Growth                                                                              -----
-----                                                      % Aggressive Growth                    % Asset Manager
      % International                                -----                                  -----
-----                                                      % Growth
      % Total Return                                 -----
-----                                                      % Worldwide Growth               OTHER
      % High Yield                                   -----                                        %
-----                                                      % Balanced                       -----     ----------
      % Govt. Securities                             -----                                        %
-----                                                      % Short-Term Bond                -----     ----------
      % Money Market                                 -----
-----
====================================================================================================================================
6. TYPE OF PLAN  Check / / appropriate box(es):
     / / NON-QUALIFIED              / / TERMINAL FUNDING        / / NON-QUALIFIED DEFERRED COMPENSATION
QUALIFIED PLANS: (If group plan, please use application number L-1005)

     / / 403(b) TSA                                                               / / SEP-IRA
         I have read the Tax Sheltered Annuity section of the prospectus          / / 457 DEFERRED COMPENSATION
         and am aware of the rules regarding withdrawals.                         / / 401(k)  / / 401(a) Indicate type of
         / / Public Schools  / / 501(c)(3)Non-Profit Organization                 401(a) plan
     / / 408(b) IRA The Annuitant has received, read and understands the                      --------------------------------------
         IRA Disclosure Statement. Is this a spousal plan?  / / Yes   / / No      For 401(a) and 401(k) plans, was the Kemper
     For spousal plans, please complete a separate application.                   "Redbook" prototype used?
     Tax Year of IRA Initial Contribution                                         / / Yes    / / No
                                         ----------------------------------       / / DIRECT TRANSFER/ROLLOVER FROM:
     (Not applicable to direct transfers/rollovers)                               / / 403(b)  / / 401(a)   / / 401(k)
                                                                                  / / IRA     / / SEP-IRA  / / 457
====================================================================================================================================
7. SUITABILITY (must be completed)
Occupation                                                 Total Family Income $
           ---------------------------------------------                         ---------------------------------------------------
Employer                                                   Estimated Net Worth $
        ------------------------------------------------                         ---------------------------------------------------
Address                                                    Number of Dependents
        ------------------------------------------------                        ----------------------------------------------------
City                         State            Zip
    -------------------------     ------------   -------



L-1004 (7/95)

FINANCIAL OBJECTIVES  (Please check /X/ one):
/ / Long Term Growth                                                  / / Preservation of Capital
/ / Maximum Capital Appreciation                                      / / Other
                                                                               -----------------------------------------------------
Is the contract owner associated with an NASD member?  / / Yes  / / No  If yes, complete information below:

Broker/Dealer Name
                   -----------------------------------------------------------------------------------------------------------------
Address
       -----------------------------------------------------------------------------------------------------------------------------
City                                                                                 State                      Zip
    ---------------------------------------------------------------------------------     ----------------------   -----------------
/ / SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE BROKER/DEALER.
====================================================================================================================================
8. TELEPHONE TRANSFER PRIVILEGE  / / Check here to authorize the telephone transfer among the general account and subaccounts, subject to the conditions stated in Section 15 of this application.
====================================================================================================================================
9. REPLACEMENT COMPLIANCE Is this annuity intended to replace or change any existing life insurance or annuity? / / Yes  / / No
====================================================================================================================================
10. ANNUITIZATION Annuitization payments will start on the 20th anniversary unless another year is requested here or indicated by type of qualified plan:
====================================================================================================================================
11. SPECIAL REQUESTS

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
12. SIGNATURES: RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR KEMPER INVESTORS FUND AND THE KILICO VARIABLE ANNUITY
SEPARATE ACCOUNT. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE
VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

If you want a Statement of Additional Information, please check here. / /

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

Application made at (City)                                               (State)                               Date
                           --------------------------------------------         ------------------------------     -----------------

Signature of Annuitant                                                   Signature of Owner
                      -------------------------------------------------                     ----------------------------------------
(Owner unless otherwise indicated)                                       (If other than Annuitant)

Signature of Joint Annuitant                                             Signature of Joint Owner
                             ------------------------------------------                          -----------------------------------
====================================================================================================================================
13. AGENT'S REPORT Is the annuity intended to replace or change any existing life insurance or annuity?  / / No  / / Yes
If yes, please indicate annuity or life insurance below, enter the cost basis, the original effective date and submit any required replacement forms.

/ / Life Insurance     / / Annuity     / / Cost Basis                         Original Effective Date
                                                     ------------------                               ------------------------------
Signature of Agent                                                            Daytime Phone
                   ----------------------------------------------------                     ----------------------------------------
Agent Name                                                                    Agent Number
           ------------------------------------------------------------                    -----------------------------------------
Name and Address of Firm
                         -----------------------------------------------------------------------------------------------------------
City                                                                      State                                   Zip
     --------------------------------------------------------------------      ----------------------------------     --------------
L-1004 (7/95)


KEMPER INVESTORS LIFE INSURANCE COMPANY
One Kemper Drive, T-1, Long Grove, Illinois 60049
APPLICATION FOR FIXED AND VARIABLE ANNUITY
(FOR GROUP PAYROLL DEDUCTION PLANS)            Name of Plan:KEMPER ADVANTAGE III

------------------------------------------------------------------------------------------------------------------------------------
1. ANNUITANT INFORMATION [ ]Male   [ ]Female

Name                                                                     Daytime Phone
     -----------------------------------------------------------                       ---------------------------------------------
Address                                                                  SS#
     -----------------------------------------------------------              ------------------------------------------------------
City                                State          Zip                   Date of Birth
     -------------------------------     ----------    ---------                       ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

2. OWNER INFORMATION (Please complete this section only if different from Annuitant.)   [ ]Male     [ ]Female
Name                                                                     Daytime Phone
     -----------------------------------------------------------                       ---------------------------------------------
Address                                                                  SS#
     -----------------------------------------------------------              ------------------------------------------------------
City                                State          Zip                   Date of Birth
     -------------------------------     ----------    ---------                       ---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3. BENEFICIARY INFORMATION Please show % each is to receive (to list more beneficiaries, use Section 10).

                                         Full Name              %          Relationship to Annuitant
Primary
------------------------------------------------------------------------------------------------------------------------------------

Contingent
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

4. INITIAL PAYMENT $ ------------------------------------------------------
Are you applying for scheduled periodic payments through Salary Deferral/Reduction Plans? [ ] Yes [ ] No If yes, complete
Section 13.
Source of Money (Check one or both) [ ]Employee Contribution [ ]Employer Contribution

Are employer contributions 100% immediately vested?   [ ]Yes   [ ]No
Initial and Subsequent payments will be allocated as shown below unless otherwise directed in Section 10.
INVESTMENT OPTIONS:
KEMPER INVESTORS LIFE INSURANCE COMPANY          LEXINGTON                                   OTHER

           % General Account                               % Natural Resources                     %
----------                                       ----------                               ---------    -----------------------
                                                           % Emerging Markets                      %
                                                 ----------                               ---------    -----------------------

                                                                                          ---------%   -----------------------

KEMPER INVESTORS FUND

          % Small Cap
----------
          % Equity                                      JANUS ASPEN SERIES
----------
          % International                               % Aggressive Growth
----------                                    ----------
          % Total Return                                % Growth
----------                                    ----------
          % High Yield                                  % Worldwide Growth
----------                                    ----------
          % Govt. Securities                            % Balanced
----------                                    ----------
          % Money Market                                % Short-Term Bond
----------                                    ----------


------------------------------------------------------------------------------------------------------------------------------------
5. TYPE OF QUALIFIED PLAN               Select one:  [ ] Group  [ ] Individual
   Check [X] appropriate box(es):
   [ ] 403(b) TSA I have read the Tax Sheltered Annuity section of the prospectus and am aware of the rules regarding withdrawals.
       [ ] Public School  [ ] 501(c)(3) Non-Profit Organization
   [ ] 457 DEFERRED COMPENSATION
   [ ] 401(a) (Indicate type of 401 plan):                                     [ ] 401(k)
                                           ----------------------------------
       For 401(a) and 401(k) plans, was the Kemper "Redbook" prototype used?   [ ] Yes  [ ] No
   [ ] 408(b) IRA The Annuitant has received, read and understands the IRA Disclosure Statement.
       Is this a spousal plan?  [ ] Yes  [ ] No  For spousal plans, please complete a separate application.
       Tax Year of IRA initial Contribution                                      (Not applicable to direct transfers/rollovers)
                                           -----------------------------------
   [ ] SEP-IRA   [ ] DIRECT TRANSFER/ROLLOVER FROM:  [ ] 403(b)   [ ] 401(a)  [ ] 401(k)   [ ] IRA   [ ] SEP-IRA    457

------------------------------------------------------------------------------------------------------------------------------------
6. REPLACEMENT COMPLIANCE Is the annuity intended to replace or change any existing life insurance annuity?
   [ ] Yes  [ ] No  This annuity is a:  [ ] 1035(a) Exchange  [ ] Periodic Contribution (group plans only)

------------------------------------------------------------------------------------------------------------------------------------
7. SUITABILITY (must be completed)
Occupation
           -------------------------------------------------------------------------------------------------------------------------
Employer                                                                    Total Family Income $
           --------------------------------------------------------------                         ----------------------------------
Address                                                                     Estimated Net Worth $
           --------------------------------------------------------------                         ----------------------------------
City                                  State              Zip                Number of Dependents
           ---------------------------     --------------    ------------                         ----------------------------------

FINANCIAL OBJECTIVES (Please check  [X] one):
[ ] Long Term Growth  [ ] Preservation of Capital  [ ] Maximum Capital Appreciation   [ ] Other
Is the contract owner associated with an NASD member?   [ ] Yes   [ ] No  If yes, complete information below:
Broker/Dealer Name
                   -----------------------------------------------------------------------------------------------------------------
Address                                                                   City                       State               Zip
        -----------------------------------------------------------------      ---------------------       -------------    -------

[ ] SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE BROKER/DEALER.

------------------------------------------------------------------------------------------------------------------------------------
8. TELEPHONE TRANSFER PRIVILEGE  [ ]Check here to authorize the telephone transfer between accounts and subaccounts, subject to  the conditions stated on the reverse side of this application.
------------------------------------------------------------------------------------------------------------------------------------







9. ANNUITIZATION  Annuitization payments will start on the 20th anniversary unless another year is requested here or indicated by type of qualified plan:
------------------------------------------------------------------------------------------------------------------------------------
10. SPECIAL REQUESTS
------------------------------------------------------------------------------------------------------------------------------------
11. SIGNATURES  RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUS FOR KEMPER INVESTORS FUND AND THE KILICO VARIABLE ANNUITY SEPARATE
ACCOUNT. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE
NOT GUARANTEED AS TO DOLLAR AMOUNT. If you want a Statement of Additional Information, please check here.  [ ]
I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

Application made at (City)                                             (State)                       Date
                          --------------------------------------              --------------------        --------------------------

Signature of Annuitant                                                 Signature of Owner
(Owner unless otherwise indicated)                                     (If other than Annuitant)
                                  ------------------------------                                 ----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12. AGENT'S REPORT is the annuity intended to replace or change any existing life insurance or annuity?  [ ] No  [ ] Yes  If yes, please indicate annuity or life insurance below, enter the cost basis, the original effective date and submit any required replacement forms.

[ ] Life Insurance  [ ] Annuity                   Cost Basis                    Original Effective Date
                                                              --------------                            ----------------------------
Signature of Agent                                                              Daytime Phone
                     -------------------------------------------------------                  --------------------------------------
Agent Name                                                                      Agent Number
            ----------------------------------------------------------------                  --------------------------------------
Name and Address of Firm
                         -----------------------------------------------------------------------------------------------------------
City                                                                      State                            Zip
    --------------------------------------------------------------------        -------------------------     ----------------------

------------------------------------------------------------------------------------------------------------------------------------
L-1005(7/95) For Florida Agents include License Identification Number
                                                                      -------------------------------------


                               CONTRACT SCHEDULE


DESCRIPTION OF PLAN:  FIXED AND VARIABLE DEFERRED ANNUITY


THE OWNER(S), BENEFICIARY(IES) AND ANNUITY DATE ARE AS STATED IN
THE APPLICATION FOR THIS CONTRACT UNLESS SUBSEQUENTLY CHANGED IN
ACCORDANCE WITH THE CONTRACT PROVISIONS.

FIXED ACCUMULATION UNDER:

     GENERAL ACCOUNT


VARIABLE ACCUMULATION UNDER:

     KILICO MONEY MARKET SUBACCOUNT
     KILICO TOTAL RETURN SUBACCOUNT
     KILICO HIGH YIELD SUBACCOUNT
     KILICO EQUITY SUBACCOUNT
     KILICO GOVERNMENT SECURITIES SUBACCOUNT
     KILICO INTERNATIONAL SUBACCOUNT


CONTRACT NUMBER: KIL00-1000           ISSUE DATE:   JUNE 1, 1993

ANNUITANT:   JOHN DOE

SEX:   MALE

ISSUE AGE:   35

                       CONTRACT SCHEDULE


GENERAL ACCOUNT:  INTEREST RATES STATED AS ANNUAL RATES


     INITIAL GENERAL ACCOUNT INTEREST RATE            4.75%

     THE GENERAL ACCOUNT INTEREST RATE IS GUARANTEED
     THROUGH THE CONTRACT YEAR IN WHICH A PURCHASE
     PAYMENT IS RECEIVED.


     SUBSEQUENT GENERAL ACCOUNT GUARANTEE PERIOD -
     ONE CONTRACT YEAR


MINIMUM GUARANTEED INTEREST RATE                      3.00%


QUALIFIED OR NONQUALIFIED PLAN:                NONQUALIFIED


INITIAL PURCHASE PAYMENT:                        $5,000.00

INITIAL ALLOCATION OF PURCHASE PAYMENT

     FIXED ACCUMULATION UNDER:

          GENERAL ACCOUNT                           100.00%

                       CONTRACT SCHEDULE


RECORDS MAINTENANCE CHARGE:  $36.00 ANNUAL - PAYABLE QUARTERLY

WE WILL ASSESS AN ANNUAL RECORDS MAINTENANCE CHARGE OF $36, PAYABLE QUARTERLY, AT THE END OF EACH CALENDAR QUARTER FOR EACH CALENDAR YEAR IN WHICH YOU PARTICIPATE IN THE SEPARATE ACCOUNT. AN EQUAL PORTION OF THE CHARGE WILL BE ASSESSED AGAINST EACH SUBACCOUNT IN WHICH THE CONTRACT IS PARTICIPATING. WE WILL REDEEM THE NUMBER OF ACCUMULATION UNITS SUFFICIENT TO EQUAL THE PROPER SHARE OF THE CHARGE FROM EACH SUBACCOUNT. IF THE CONTRACT IS NOT PARTICIPATING IN THE SEPARATE ACCOUNT AT THE TIME THE CHARGE IS ASSESSED, WE WILL DEDUCT THE CHARGE FROM THE GENERAL ACCOUNT. THIS CHARGE WILL NOT BE ASSESSED AFTER THE ANNUITY DATE.


MORTALITY AND EXPENSE RISK CHARGE:  1.3% ANNUALLY

THIS CHARGE WILL BE ASSESSED DAILY ON THE SEPARATE ACCOUNT CONTRACT
VALUE


WITHDRAWAL CHARGE TABLE:

CONTRACT YEARS ELAPSED SINCE PURCHASE
PAYMENTS WERE RECEIVED BY THE COMPANY         RATE

         FIRST                                6.00%
         SECOND                               5.00%
         THIRD                                4.00%
         FOURTH                               3.00%
         FIFTH                                2.00%
         SIXTH                                1.00%
         SEVENTH AND LATER                    0.00%

UP TO 10% OF THE CONTRACT VALUE LESS ANY DEBT MAY BE WITHDRAWN AS A PARTIAL FREE WITHDRAWAL EACH CONTRACT YEAR. CHARGES ARE APPLIED TO PURCHASE PAYMENTS AND ALL RELATED ACCUMULATIONS FOR ANY WITHDRAWALS IN EXCESS OF THE 10% PARTIAL FREE WITHDRAWAL. CHARGES START AT 6% IN THE CONTRACT YEAR IN WHICH THE PURCHASE PAYMENT WAS RECEIVED AND REDUCE 1% EACH CONTRACT YEAR THEREAFTER.

                               CONTRACT SCHEDULE


MINIMUM GENERAL ACCOUNT VALUES FOR GENERAL ACCOUNT ALLOCATIONS

                    GENERAL ACCOUNT            GENERAL ACCOUNT
  END OF            CONTRACT VALUES            TERMINATION VALUES
CONTRACT            PER $1,000 OF              PER $1,000 OF
    YEAR            PURCHASE PAYMENT*          PURCHASE PAYMENT*

       1            $1,047.50                  $1,000.00
       2            $1,078.93                  $1,030.37
       3            $1,111.29                  $1,071.29
       4            $1,144.63                  $1,113.73
       5            $1,178.97                  $1,157.75

       6            $1,214.34                  $1,203.41
       7            $1,250.77                  $1,250.77
       8            $1,288.29                  $1,288.29
       9            $1,326.94                  $1,326.94
      10            $1,366.75                  $1,366.75

      11            $1,407.75                  $1,407.75
      12            $1,449.98                  $1,449.98
      13            $1,493.48                  $1,493.48
      14            $1,538.29                  $1,538.29
      15            $1,584.44                  $1,584.44

      16            $1,631.97                  $1,631.97
      17            $1,680.93                  $1,680.93
      18            $1,731.36                  $1,731.36
      19            $1,783.30                  $1,783.30
      20            $1,836.80                  $1,836.80



*VALUES ARE BASED ON THE INITIAL GENERAL ACCOUNT INTEREST RATE THROUGH THE END OF THE INITIAL GUARANTEE PERIOD. THEREAFTER, VALUES ARE BASED ON THE MINIMUM GUARANTEED INTEREST RATE OF 3.00%. VALUES SHOWN ASSUME ALLOCATION ON THE ISSUE DATE AND NO SUBSEQUENT WITHDRAWALS, TRANSFERS OR LOAN.